SUPPLEMENT dated May 27, 2004 to
PROSPECTUSES dated May 1, 2004 for
PROTECTIVE PREMIERE II VARIABLE LIFE INSURANCE POLICY
PROTECTIVE SURVIVOR VARIABLE LIFE INSURANCE POLICY
each issued by Protective Life Insurance Company

The section, SALE OF THE POLICIES, is supplemented to include the following new subsection:

Corporate Purchasers or Eligible Groups

       The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.